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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 22, 2002

                            GROUP LONG DISTANCE, INC.
                 (Name of Small Business Issuer in Its Charter)


           FLORIDA                                       65-0213198
(State or Other Jurisdiction of             (I.R.S. Employer Identification No.)
 Incorporation or Organization

                                 9500 TOLEDO WAY
                             IRVINE, CA 92618- 1806
                    (Address of Principal Executive Offices)


                                 (949) 588-5100
                (Issuer's Telephone Number, Including Area Code)


                     400 E. ATLANTIC BOULEVARD, FIRST FLOOR
                             POMPANO BEACH, FL 33060
                 (Former Address of Principal Executive Offices)


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ITEM 5. OTHER EVENTS

On February 22, 2002, Mr. Stanley Gottlieb, Mr. Jack Kanfer and Mr. John Tomlinson resigned as directors of Group Long Distance, Inc., effective as of such date.







SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  GROUP LONG DISTANCE, INC.
                                        (Registrant)

February 26, 2002                 By:  /s/ GLENN S. KOACH
                                      -------------------------------------
                                      Glenn S. Koach,
                                      DIRECTOR, PRESIDENT AND CHIEF OPERATING
                                      OFFICER